Delaware Pooled Trust - International Equity Fund
Total Return Performance
Cumulative Total Return
FIVE YEARS ENDED APRIL 30, 1997
-------------------------------------------------------------------------------

Initial Investment                                $1,000.00
Beginning NAV                                        $10.17
Initial Shares                                       98.328


   Fiscal     Beginning        Dividends        Reinvested        Cumulative
    Year        Shares        for Period          Shares             Shares
----------------------------------------------------------------------------
   1997        98.328           $2.246           19.188             117.516
----------------------------------------------------------------------------








Ending Shares                                         117.516
Ending NAV                                x            $15.66
                                                    ----------
Investment Return                                   $1,840.30



Total Return Performance
------------------------
Investment Return                                   $1,840.30
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $840.30 / $1,000.00 x 100



Total Return:                                           84.03%

Delaware Pooled Trust - International Equity Fund
Total Return Performance
Average Annual Compounded Rate of Return
FIVE YEARS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------



                                            n
                                      P(1 + T) = ERV

                 FIVE
                YEARS
            ------------
                                   5
                        $1000(1 + T) = $1,840.30


            T =         12.97%

Delaware Group Pooled Trust - Defensive Equity Portfolio
Total Return Performance
Average Annual Compounded Rate of Return:
FIVE YEARS Ended 4/30/97
-------------------------------------------------------------------------------



                                            n
                                      P(1 + T) = ERV

                FIVE
                YEARS
            ------------
                                    5
                        $1000(1 + T) = $2,274.63


            T =         17.86%

Delaware Group Pooled Trust - Defensive Equity Portfolio
Total Return Performance
Cumulative Total Return
FIVE YEARS Ended 4/30/97
-------------------------------------------------------------------------------


Initial Investment                              $1,000.00
Beginning NAV                                      $10.58
Initial Shares                                     94.518


        Fiscal              Beginning             Dividends             Reinvested               Cumulative
         Year                 Shares              for Period               Shares                   Shares
------------------------------------------------------------------------------------------------------------
         1992                 94.518                $0.040                 0.360                     94.878
------------------------------------------------------------------------------------------------------------
         1993                 94.878                $0.490                 4.289                     99.167
------------------------------------------------------------------------------------------------------------
         1994                 99.167                $0.623                 5.057                    104.224
------------------------------------------------------------------------------------------------------------
         1995                104.224                $0.830                 7.239                    111.463
------------------------------------------------------------------------------------------------------------
         1996                111.463                $1.600                12.546                    124.009
------------------------------------------------------------------------------------------------------------
         1997                124.009                $1.910                15.710                    139.719
------------------------------------------------------------------------------------------------------------



Ending Shares                                         139.719
Ending NAV                           x                 $16.28
                                                    ----------
Investment Return                                   $2,274.63



Total Return Performance
------------------------
Investment Return                                   $2,274.63
Less Initial Investment                             $1,000.00
                                                    ---------
                                                    $1,274.63 / $1,000.00 x 100



Total Return:                                          127.46%

Delaware Group Pooled Trust - Aggressive Growth Portfolio
Total Return Performance
Average Annual Compounded Rate of Return:
FIVE YEARS Ended 4/30/97
-------------------------------------------------------------------------------



                                            n
                                      P(1 + T) = ERV

                FIVE
                YEARS
            -----------
                                    5
                        $1000(1 + T) = $1,622.46


            T =         10.16%

Delaware Group Pooled Trust - Aggressive Growth Portfolio
Total Return Performance
Cumulative Total Return
FIVE YEARS Ended 4/30/97
-------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning NAV                                          $9.04
Initial Shares                                       110.619


        Fiscal              Beginning             Dividends             Reinvested               Cumulative
         Year                Shares               for Period              Shares                    Shares
--------------------------------------------------------------------------------------------------------------
         1992                110.619                $0.000                 0.000                    110.619
--------------------------------------------------------------------------------------------------------------
         1993                110.619                $0.017                 0.186                    110.805
--------------------------------------------------------------------------------------------------------------
         1994                110.805                $0.230                 2.290                    113.095
--------------------------------------------------------------------------------------------------------------
         1995                113.095                $0.248                 2.715                    115.810
--------------------------------------------------------------------------------------------------------------
         1996                115.810                $0.663                 6.022                    121.832
--------------------------------------------------------------------------------------------------------------
         1997                121.832                $2.380                23.290                    145.122
--------------------------------------------------------------------------------------------------------------



Ending Shares                                         145.122
Ending NAV                                 x           $11.18
                                                    ---------
Investment Return                                   $1,622.46



Total Return Performance
------------------------
Investment Return                                   $1,622.46
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $622.46 / $1,000.00 x 100



Total Return:                                           62.25%

Delaware Group Pooled Trust - Fixed Income Portfolio
Total Return Performance
Average Annual Compounded Rate of Return:
ONE YEAR Ended 4/30/97
--------------------------------------------------------------------------------



                                            n
                                      P(1 + T) = ERV

                 ONE
                YEAR
            -----------
                                    1
                        $1000(1 + T) = $1,062.27


            T =         6.23%

Delaware Group Pooled Trust- Fixed Income Portfolio
Total Return Performance
Cumulative Total Return
ONE YEAR Ended 4/30/97
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                             $9.88
Initial Shares                                          101.215


   Fiscal       Beginning         Dividends       Reinvested        Cumulative
    Year         Shares          for Period         Shares            Shares
------------------------------------------------------------------------------
   1997         101.215           $0.457           6.411             107.626
------------------------------------------------------------------------------



Ending Shares                                         107.626
Ending NAV                                 x            $9.87
                                                    ---------
Investment Return                                   $1,062.27



Total Return Performance
------------------------
Investment Return                                   $1,062.27
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $62.27 / $1,000.00 x 100



Total Return:                                            6.23%

Delaware Group Pooled Trust - Fixed Income Portfolio
Total Return Performance
Cumulative Total Return
NINE MONTHS Ended 4/30/97
--------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning NAV                                             $9.84
Initial Shares                                          101.626


   Fiscal      Beginning       Dividends        Reinvested       Cumulative
    Year         Shares       for Period          Shares           Shares

---------------------------------------------------------------------------
    1997       101.626          $0.457           4.774             106.400
---------------------------------------------------------------------------



Ending Shares                                       106.400
Ending NAV                              x             $9.87
                                                  ---------
Investment Return                                 $1,050.17



Total Return Performance
------------------------
Investment Return                                 $1,050.17
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $50.17 / $1,000.00 x 100



Total Return:                                          5.02%

Delaware Group Pooled Trust - Real Estate Investment Trust
Total Return Performance
Average Annual Compounded Rate of Return:
ONE YEAR Ended 4/30/97
-------------------------------------------------------------------------------



                              n
                        P(1 + T) = ERV

           ONE
          YEAR
      -----------
                                                    1
                                        $1000(1 + T) = $1,402.38


                            T =         40.24%

Delaware Group Pooled Trust - Real Estate Investment Trust
Total Return Performance
Cumulative Total Return
One Year Ended 4/30/97
-------------------------------------------------------------------------------


Initial Investment                                     $1,000.00
Beginning NAV                                             $10.56
Initial Shares                                            94.697


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year         Shares          for Period           Shares           Shares

------------------------------------------------------------------------------
   1997         94.697            $1.510             11.867           106.564
------------------------------------------------------------------------------



Ending Shares                                      106.564
Ending NAV                             x            $13.16
                                                 ---------
Investment Return                                $1,402.38



Total Return Performance
------------------------
Investment Return                                $1,402.38
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $402.38 / $1,000.00 x 100



Total Return:                                        40.24%

Delaware Group Pooled Trust - Labor Select International Equity
Total Return Performance
Average Annual Compounded Rate of Return:
ONE YEAR Ended 4/30/97
-------------------------------------------------------------------------------



                                    n
                              P(1 + T) = ERV

         ONE
        YEAR
    -----------
                           1
                $1000(1 + T) = $1,171.11


    T =         17.11%

Delaware Group Pooled Trust - Labor Select International Equity
Total Return Performance
Cumulative Total Return
One Year Ended 4/30/97
--------------------------------------------------------------------------------


Initial Investment                                       $1,000.00
Beginning NAV                                               $11.02
Initial Shares                                              90.744


   Fiscal        Beginning        Dividends         Reinvested      Cumulative
    Year           Shares        for Period           Shares           Shares

------------------------------------------------------------------------------
    1996           90.744          $0.060              0.487           91.231
------------------------------------------------------------------------------
    1997           91.231          $0.460              3.596           94.827
------------------------------------------------------------------------------


Ending Shares                                     94.827
Ending NAV                             x          $12.35
                                               ---------
Investment Return                              $1,171.11



Total Return Performance
------------------------
Investment Return                              $1,171.11
Less Initial Investment                        $1,000.00
                                               ---------
                                                 $171.11 / $1,000.00 x 100



Total Return:                                      17.11%